EXHIBIT 10.45

AMENDMENT #4

Protocol # V1T—02-08961X

PRA Project ID #1600

THIS AMENDMENT #4 (“Amendment #4”), dated as of the 18th day of August, 2003 (the “Effective Date”), by and between CroMedica Global, Inc. (“CroMedica”) and ISTA Pharmaceuticals (formerly known as Advanced Corneal Systems, Inc. (hereinafter “Sponsor”).

W I T N E S S E T H:

WHEREAS, under the terms of a certain Contract for Clinical Research Agreement (the “Agreement”), dated the 8th day of September, 1998 as amended by Amendment #1, dated October 11, 2000, Amendment #2, dated February 21, 2001, and Amendment #3, dated December 5, 2001 by and between the parties, Sponsor agreed to retain CroMedica, and CroMedica agreed to be retained by Sponsor, to perform the Services as more particularly described in the Agreement pursuant to the terms of the Agreement; and

WHEREAS, the parties hereto have entered into certain additional agreements with respect to modification of the Agreement, and which they desire to memorialize in this Amendment #4;

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1. Change in Name of CroMedica. The parties acknowledge that CroMedica Global Inc. is now doing business as Pharmaceutical Research Associates, Inc. (“PRA”), and that this change of name does not alter the terms and conditions set forth in the Agreement. All references to CroMedica in the Agreement shall now be construed to mean references to PRA. The terms of the Agreement are only modified to the extent of the amendments set forth below.

2. Payment and Performance Schedule. The Services to be provided by PRA pursuant to the Agreement are hereby amended to reflect that Sponsor has assumed responsibility for monitoring certain investigative sites, and to reflect PRA’s monitoring visits and safety reporting through December 2002. These changes to the Services are described in the revised Attachment 2, which is attached hereto and incorporated herein by reference.

3. Ratification of Balance of Agreement. In all other respects, the terms of the Agreement are hereby ratified and affirmed by each of the parties hereto.

4. Headings. The headings in this Amendment #4 are for convenience of reference only and shall not affect its interpretation.

IN WITNESS WHEREOF, the parties hereto, each by a duly authorized representative, have executed this Amendment #4 as of the date first written above.

PHARMACEUTICAL RESEARCH ASSOCIATES, INC.		ISTA PHARMACEUTICALS

By:	/s/ Greg A. Johnson	By:	/s/ Risa L. Grillone

	Greg A. Johnson		Authorized Signature

Title: Vice President, Operations		Title: Vice President, Clinical Research
Date: 22 Aug 2003		Date: 16 Sept 03

REVISED ATTACHMENT 2

AMENDED PROJECT SPECIFICATIONS

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
Up front (20%)		563,525.00		563,525.00			563,525.00		563,525.00
Australia Regulatory Submission	10,000.00	10,000.00		10,000.00			10,000.00		10,000.00
CRF Finalization	8,580.00	8,580.00		8,580.00			8,580.00		8,580.00
Site Recruitment:
Canadian	200.00	2,400.00		2,400.00			2,400.00	(2,400.00)	0.00
U.S.	240.00	2,880.00		2,880.00			2,880.00	(2,880.00)	0.00
Australia	240.00	2,400.00		2,400.00			2,400.00	(2,400.00)	0.00
AMENDMENT #4 ADJUSTMENT: Revised based on actual number of site identifications performed: 5 Canadian, 12 US, 8 Australian.
Canadian	200.00							1,000.00	1,000.00
U.S.	240.00							2,880.00	2,880.00
Australia	240.00							1,920.00	1,920.00
Initiation Visits:
Canadian	600.00	7,200.00		7,200.00			7,200.00	(7,200.00)	0.00
U.S.	720.00	18,720.00		18,720.00			18,720.00	(18,720.00)	0.00
Australia	1,080.00	10,800.00		10,800.00			10,800.00	(10,800.00)	0.00
AMENDMENT #4 ADJUSTMENT: Revised based on actual number of initiations performed: 9 Canadian, 31 US, 8 Australian.
Canadian	600.00							5,400.00	5,400.00
U.S.	720.00							22,320.00	22,320.00
Australia	1,080.00							8,640.00	8,640.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
Interim Visits:
Canadian	1,200.00	183,600.00
U.S.	1,440.00	1,156,680.00
Australia	1,280.00	124,800.00		124,800.00
AMENDMENT 2 ADD:
7 additional monitoring visits per site related to 3 interim analyses and resolution of clinical review queries not originally contracted:
Canadian
11 sites x 7 visits			92,400.00	276,000.00
AMENDMENT #2 ADJUSTMENT: Per visit rate adjusted to $1800/visit for visits occurring post-March, 2001 due to increased patient population, extensive CRF changes, increased on site effort
58 x $1,200 = 69,600
38 x $1,800 = 68,400
134 x $1,800 = 241,200
Total $379,200					22,800.00	80,400.00	379,200.00	(379,200.00)	0.00
U.S.
58 sites x 7 visits			584,640.00	1,741,320.00
AMENDMENT #2 ADJUSTMENT: Per visit rate adjusted to $2160/visit for visits occurring post-March, 2001 due to increased patient population, extensive CRF changes, increased on site effort
608 x $1,440 = 875,520

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
212 x $2,160 = 457,920
389 x $2,160 = 840,240
Total $2,173,680					152,640.00	279,720.00	2,173,680.00	(2,173,680.00)	0.00
AMENDMENT 3 ADD:
North America: 2.25 visits per site to take total visits per site to 22 over life of study Australia: 5 visits per site to take total visits per site to 16 over life of study
Canadian
11 sites x 2.25 visits	1,800.00					44,550.00	44,550.00	(44,550.00)	0.00
U.S.
58 sites x 2.25 visits	2,160.00					281,880.00	281,880.00	(281,880.00)	0.00
Australia
9 sites x 5 visits	1,280.00					57,600.00	182,400.00	(182,400.00)	0.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4

AMENDMENT #4

ADJUSTMENT: North American interim per visit rate increased by 4 hours/visit for visits occurring between Sept 11, 2001 and Nov 30, 2002 due to increased travel time related to airport security measures.

Effective Dec 1, 2002 CRAs reallocated to reduce travel time to pre-Sept 11, 2001 allowance of 4 hours/visit, with ISTA assuming responsibility for visits to sites requiring additional travel. PRA will monitor 9 Canadian sites, 8 US sites, and 5 Australian sites to June 2003. Per visit rate increased to include 1.5 hours per visit as discussed with Lisa Grillone December 9, 2002, to reflect additional in-house effort by CRAs for telephone query resolution in order to accommodate less frequent visit schedule.

Canada: 92 visits pre-Sept 11/01 (58 @ $1200, 34 @ $1800); 29 visits post-Sept 11/01 to Dec 31/02 @ $2100; 11 - one day visits projected to Jun 30, 2003 @$1912/visit based on assumption that CRA allocations can be revised to reduce travel time to four hours/visit.	1,200.00 1,800.00 2,100.00 1,912.00							69,600.00 61,200.00 60,900.00 21,032.00	69,600.00 61,200.00 60,900.00 21,032.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
Canada: 2 day visits from Jan 1, 2003 to June 30, 2003: 7 @ $2,625 per visit	2,625.00							18,375.00	18,375.00

U.S. 754 visits pre-Sept

11/01 (608 @ $1440, 146 @ $2160); 207 visits post-Sept 11/01 to Dec 31/02 @ $2520; 11 - one day visits projected to June 30, 2003 @ $2300/visit based on assumption that CRA allocations can be revised to reduce travel time to four hours/visit.

	1,440.00 2,160.00 2,520.00 2,300.00							875,520.00 315,360.00 521,640.00 25,300.00	875,520.00 315,360.00 521,640.00 25,300.00
U.S.: 2 day visits from Jan 1, 2003 to June 30, 2003: 1 @ $3,150 per visit	3,150.00							3,150.00	3,150.00
Australia: 62 visits to Sept 30/02 (not including unmasked monitoring visits); 8 more to Apr 30, 2003; Estimated remaining visits: 3 total to be done May and June 2003.	1,280.00							93,440.00	93,440.00
REMOVE: Unmasked Visits North America:
Canadian	900.00	10,800.00	(10,800.00)	0.00			0.00
U.S.	1,080.00	68,040.00	(68,040.00)	0.00			0.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
AMENDMENT 3 Umasked Visits Australia - initial 6 visits for 6 sites performed and billed at regular monitoring rate for Australia (same rate of $1280). ADD Add’l 6 visits for 6 sites requested by ISTA	1,280.00				7,680.00		7,680.00		7,680.00
AMENDMENT 3 ADD: Staff Training Australia - Unmasked Monitoring Procedures:	1,000.00				1,000.00		1,000.00		1,000.00
Close Out Visits:
Canadian	900.00	10,800.00		10,800.00			10,800.00	(10,800.00)	0.00
U.S.	1,080.00	81,000.00		81,000.00			81,000.00	(81,000.00)	0.00
Australia	960.00	9,600.00		9,600.00			9,600.00	(9,600.00)	0.00

AMENDMENT #4

ADJUSTMENT: Close-out per visit rate increased by 4 hours/visit for visits occurring between Sept 11, 2001 and Nov 30, 2002 due to increased travel time related to airport security measures. Number of units adjusted to reflect actual close-outs required.

Effective Dec 1, 2002 CRAs reallocated to reduce travel time to pre-Sept 11, 2001 allowance of 4 hours/visit, with ISTA assuming responsibility for visits to sites requiring additional travel. PRA will monitor 9 Canadian sites, 8 US sites, and 5 Australian sites to June 30, 2003.

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4

Canada: 0 pre-Sept 11/01; 1 post-Sept 11/01 to Nov 30/02 @$1200; 9 remaining to be charged at $900/visit based on assumption that CRA allocations can be revised to reduce travel time to four hours/visit.

US: 5 pre-Sept 11/01 @ $1080; 6 post-Sept 11/01 to Nov 30/02 @ $1440; 8 remaining to be charged at $1080/visit based on assumption that CRA allocations can be revised to reduce travel time to four hours/visit.

Australia: 3 close-outs to Nov 30/02; 5 remaining.

Canadian:	1,200.00							1,200.00	1,200.00
	900.00							8,100.00	8,100.00
U.S.	1,080.00							5,400.00	5,400.00
	1,440.00							8,640.00	8,640.00
	1,080.00							8,640.00	8,640.00
Australia	960.00							7,680.00	7,680.00
REMOVE: Site Audits	2,500.00	125,000.00	(125,000.00)	0.00			0.00
Australia Investigator Meeting	12,000.00	12,000.00		12,000.00			12,000.00		12,000.00
Study Training	24,550.00	24,550.00		24,550.00			24,550.00		24,550.00
ADD: Training for Protocol Amendment, new CRFs, rescue data – CRAs and at sites – 2 hours per site.

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
($75x 2hr x 11 sites) Canadian	150.00		1,650.00	1,650.00			1,650.00		1,650.00
($90x 2 hr x 58 sites) U.S.	180.00		10,440.00	10,440.00			10,440.00		10,440.00
AMENDMENT 4 ADD: Additional training, previously invoiced July 1999.	6,300.00							6,300.00	6,300.00
SAE Management	300.00	81,600.00		81,600.00			81,600.00		81,600.00
AMENDMENT 2 ADD: SAE Management Estimate of 272 additional SAEs representing an overall 80% SAE rate for the study.	500.00		136,000.00	136,000.00			136,000.00		136,000.00
AMENDMENT 4 ADD: SAE Management: 687 additional SAEs processed to April 30, 2003 (1231 total to April 30, 2003, less 544 included up to and including amendment 2) plus 19 projected to occur to end of study (estimated study total = 1250).	500.00							353,000.00	353,000.00
Database Design	13,500.00	13,500.00		13,500.00			13,500.00		13,500.00
AMENDMENT 2 ADD: Additional 50 hours at $75/hr for creation & distribution of new CRF forms (BCVA & Efficacy)			3,750.00	3,750.00			3,750.00		3,750.00
Data Entry:
1/3 Data Entered	50,000.00	50,000.00		50,000.00			50,000.00		50,000.00
2/3 Data Entered	50,000.00	50,000.00		50,000.00			50,000.00		50,000.00
3/3 Data Entered	50,000.00	50,000.00		50,000.00			50,000.00		50,000.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
AMENDMENT 2 ADD: Data Management Services relating to extra visit, all pts, at 18 months Original contract per page value of $4/pg x 8 pgs x 1190 pts. May 15 03: 3,015 pgs in house, expecting 500 more, total 3,515 @ $4	4.00		38,080.00	38,080.00			38,080.00	(38,080.00)
AMENDMENT 4: At May 15, 2003, 3,015 pgs inhouse; expecting 500 more for a total of 3,515 pgs @ $4/page	4.00							14,060.00	14,060.00
AMENDMENT 3 ADD: Additional Data Management Services based on 5 add’l pt. Visits x 9 pages x 1190 pts x $10 per page. AMENDMENT 4: ADJUST 2003 CRF PAGES EXPECTED: Data management services for projected 10,500 pages to be received in 2003 (3 patient visits x 5 pages/visit x 700 patients) x $10 per page. May 15/03: Now 3,852 pgs in house. 3,000 more expected total: 6852 @ $10	10.00				12,610.00	522,890.00	535,500.00	(466,980.00)	68,520.00
ADD: Additional Coding Requirements “Other Procedures” performed to date (Nov/01): Clinical Review Dept & Physician : 48 hours x $95/hr plus 2 hrs x $250/hr	5,060.00				5,060.00		5,060.00		5,060.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
ADD: Clinical Data Review Process: 1 hour per pt x approx. 1013 pts x $95/hour	96,235.00				96,235.00		96,235.00		96,235.00
ADD: SAE Page QC Review: 150 hours x $95/hour	14,250.00				12,825.00	1,425.00	14,250.00		14,250.00
AMENDMENT 4: ADD: Scanning support provided April 2002, invoiced previously.	2,352.00							2,352.50	2,352.50
AMENDMENT 4: ADD: Out of scope CRF Printing services performed January 2001 - April 2003.	7,035.00							7,035.00	7,035.00
AMENDMENT 4: ADD: Additional Clinical Review Queries written by ISTA, processed by CroMedica: 120 hours x $95/hr.	11,400.00							11,400.00	11,400.00
AMENDMENT: 4 ADD: Processing “True Copy” pages: Estimated 5,000 pages will require individual manual check against pages in file and DCFs in file, and data cleaning, projected to June 30, 2003.	Incremental effort over normal processing = $13.50/page.
	13.50							67,500.00	67,500.00
Project Management Fees
(per month for 25 months - rate reflects absorption of fees in up front payment)	5,566.00	139,150.00		139,150.00			139,150.00		139,150.00
ADD: 15 add’l months (extended to September, 2002)	18,075.00		271,125.00	271,125.00			271,125.00		271,125.00
AMENDMENT 3 ADD: 39 months	10,000.00					390,000.00	390,000.00		390,000.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
October, 2002 - March, 2005 and monthly payment to be revisited to establish continued level of effort for Project Management (study extended to December, 2005)	10,000.00							(370,000.00)	(370,000.00)
AMENDMENT 4 REMOVE: Project Management beyond December 2003. ADJUST: Project Management fees for December 2002 to 12,307.69 (based on original agreement with Lisa Grillione of $160,000 for 13 months, Dec 02 to Dec 03)	12,307.69							12,307.69	12,307.69
Amendment 4 adj: remove Jan 03 to Dec 03 @ 12,037.69. Should be @ $15,000 per month to July 31/03 as agreed with Lisa Grillione Dec 9 2002 if study wrapped up.	12,307.69
Note: It was also agreed that should ISTA opt to close out study in April 2003 instead of December, monthly project management fees of $15,000 will apply from January 1, 2003 to July 31, 2003. Should the study extend beyond July 31, 2003 additional charges to be determined at that time will apply. Work will not extend beyond July 31, 2003 without a signed change order in place.	15,000.00							105,000.00	105,000.00

	Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
				Amendment 2			Amendment #3		Amendment #4
AMENDMENT 3 ADD: Senior Management Services - Dr. Wayne Davis 6 hrs/ wk x 19 weeks to end of 2001 x $250/hour	28,500.00				28,500.00		28,500.00		28,500.00
Enrollment Tracking:	2,519.71	120,946.00		120,946.00			120,946.00		120,946.00
Effective October, 2000 - $2,519.71 per month for 48 months. All work has been completed. Total Invoiced to Mar 31/03: 75,591.30. Balance of $45,354.70 to be invoiced upon execution of Amendment 4
AMENDMENT 4 ADD: Enrollment tracking only for 25 weeks extended enrollment @$655/week.	16,375.00							16,375.00	16,375.00
AMENDMENT 3 ADD: Australia 38 hours to May, 2001 to address Drug & Saline Expiration Issue	3,760.00				3,760.00		3,760.00		3,760.00
AMENDMENT 4 Add: SAE Hard Copy, based on total estimated SAEs of 1,250. Calculated as: Drug Safety: .08 hrs per SAE plus 16 hours @ US$120/hr for Drug Safety personnel and .08 hrs per SAE @ US$68/hr for Project Assistant or $16.58 per SAE	16.58							20,725.00	20,725.00
AMENDMENT 4 Add: 1.5 hrs CD @ $102/hr and 1.5 hrs DP @ $128/hr for updating validation checks to include “V 12 done/Patient Completion” check.	345.00							345.00	345.00
Total Contract		2,938,571.00	934,245.00	3,872,816.00	343,110.00	1,658,465.00	5,874,391.00	(1,318,832.81)	4,555,558.19

Unit Cost	Original Study Total	Adjustment Amendment 2	Revised Study Total ($US)	Adjustment Amendment 3 Occurring to Nov. 2001	Adjustment Amendment 3 Occurring post Nov. 2001	Revised Study Total ($US)	Adjustment Amendment 4	Revised Study Total ($US)
			Amendment 2			Amendment #3		Amendment #4
Pass-through Costs: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice. Interest at 15% shall apply if net thirty (30) days terms are not satisfied.
Additional Service Fees: This amendment includes estimated services up to July 31, 2003. PRA will not undertake further work beyond July 31, 2003 without a signed changeorder.